Supplement dated October 1, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Dividend Income Fund	10/1/2023
As previously announced, in September 2023 the Board of Trustees of Columbia Dividend Income Fund (the Fund) approved a proposal to combine Class V into Class A of the Fund (the Proposal). Implementation of the Proposal is subject to several conditions, including shareholder approval. Shareholders holding Class V shares of the Fund on the record date of October 6, 2023 will receive a proxy to vote on the Proposal.
The Proposal would combine Class V into Class A of the Fund, so that Class V shareholders would receive Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of their Class V shares on the date of the combination. The combination would simplify the Fund’s share class structure and facilitate efficient administration of the Fund. If shareholders approve the Proposal, their total expense ratios will not change.
More information about the Proposal will be included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP139_05_006_(10/23)